                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                         Settlement Date           6/30/00
                                                                                         Determination Date        7/12/00
                                                                                         Distribution Date         7/17/00



I.      All Payments on the Contracts                                                                            10,672,964.34
II.     All Liquidation Proceeds on the Contracts with
        respect to Principal                                                                                        302,293.16
III.    Repurchased Contracts                                                                                             0.00
IV.     Investment Earnings on Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                   220,293.61
VI.     Distribution from the Reserve Account                                                                             0.00
VII.    Deposits from the Pay-Ahead Account (including
        Investment Earnings)                                                                                        122,968.97
VIII.   Transfers to the Pay-Ahead Account                                                                         (126,978.76)

IX.     Less:  Investment Earnings distributions                                                                          0.00
          (a)  To Sellers with respect to the
               Collection Account                                                                                         0.00
          (b)  To Sellers with respect to the
               Pay-Ahead Account

Total available amount in Collection Account                                                                    $11,191,541.32
                                                                                                     ==========================



DISTRIBUTION AMOUNTS                                             Cost per $1000
--------------------------------------------                   ---------------------

1.   (a)  Class A-1 Note Interest Distribution                                                  0.00
     (b)  Class A-1 Note Principal Distribution                                                 0.00
             Aggregate Class A-1 Note Distribution                 0.00000000                                             0.00

2.   (a)  Class A-2 Note Interest Distribution                                                  0.00
     (b)  Class A-2 Note Principal Distribution                                                 0.00
            Aggregate Class A-2 Note Distribution                  0.00000000                                             0.00

3.   (a)  Class A-3 Note Interest Distribution                                                  0.00
     (b)  Class A-3 Note Principal Distribution                                                 0.00
            Aggregate Class A-3 Note Distribution                  0.00000000                                             0.00

4.   (a)  Class A-4 Note Interest Distribution                                                  0.00
     (b)  Class A-4 Note Principal Distribution                                                 0.00
           Aggregate Class A-4 Note Distribution                   0.00000000                                             0.00

5.   (a)  Class A-5 Note Interest Distribution                                                  0.00
     (b)  Class A-5 Note Principal Distribution                                                 0.00
            Aggregate Class A-5 Note Distribution                  0.00000000                                             0.00

6.   (a)  Class A-6 Note Interest Distribution                                            203,187.31
     (b)  Class A-6 Note Principal Distribution                                         8,568,663.20
            Aggregate Class A-6 Note Distribution                 99.68011945                                     8,771,850.51

7.   (a)  Class A-7 Note Interest Distribution                                            291,650.00
     (b)  Class A-7 Note Principal Distribution                                                 0.00
            Aggregate Class A-7 Note Distribution                  5.11666667                                       291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                            441,291.67
     (b)  Class A-8 Note Principal Distribution                                                 0.00
            Aggregate Class A-8 Note Distribution                  5.19166667                                       441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                            321,266.67
     (b)  Class A-9 Note Principal Distribution                                                 0.00
            Aggregate Class A-9 Note Distribution                  5.26666667                                       321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                           345,041.67
     (b)  Class A-10 Note Principal Distribution                                                0.00
            Aggregate Class A-10 Note Distribution                 5.30833333                                       345,041.67

11.  (a)  Class B Certificate Interest Distribution                                       244,679.31
     (b)  Class B Certificate Principal Distribution                                            0.00
            Aggregate Class B Certificate Distribution             5.45000000                                       244,679.31

12.  Servicer Payment


       (a)  Servicing Fee                                                                 146,946.23
       (b)  Reimbursement of prior Monthly Advances                                       316,269.04
               Total Servicer Payment                                                                               463,215.27

13.  Deposits to the Reserve Account                                                                                312,546.24

Total Distribution Amount                                                                                       $11,191,541.32
                                                                                                         ==========================
Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from
           Excess Collections                                                              40,099.68
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
           from Excess Collections                                                        272,446.56
      (c)  Distribution from the Reserve Account to the
           Sellers(Chase USA)                                                               6,029.36
      (d)  Distribution from the Reserve Account to the
           Sellers(Chase Manhattan Bank)                                                   40,964.91
                Total Amounts to Sellers(Chase USA & Chase
                Manhattan Bank) =                                                                                   $359,540.51
                                                                                                         ==========================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                              0.00
        (b) Class A-2 Notes    @            5.852%                                              0.00
        (c) Class A-3 Notes    @            5.919%                                              0.00
        (d) Class A-4 Notes    @            6.020%                                              0.00
        (e) Class A-5 Notes    @            6.050%                                              0.00
        (f) Class A-6 Notes    @            6.130%                                        203,187.31
        (g) Class A-7 Notes    @            6.140%                                        291,650.00
        (h) Class A-8 Notes    @            6.230%                                        441,291.67
        (i) Class A-9 Notes    @            6.320%                                        321,266.67
        (j) Class A-10 Notes   @            6.370%                                        345,041.67
                     Aggregate Interest on Notes                                                                   1,602,437.31
        (k) Class B Certificates @          6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                     0.00
        (b) Class A-2 Notes                                                                     0.00
        (c) Class A-3 Notes                                                                     0.00
        (d) Class A-4 Notes                                                                     0.00
        (e) Class A-5 Notes                                                                     0.00
        (f) Class A-6 Notes                                                                     0.00
        (g) Class A-7 Notes                                                                     0.00
        (h) Class A-8 Notes                                                                     0.00
        (i) Class A-9 Notes                                                                     0.00
        (j) Class A-10 Notes                                                                    0.00
        (k) Class B Certificates                                                                0.00

3.   Total Distribution of Interest                                Cost per $1000
                                                                --------------------
        (a) Class A-1 Notes                                           0.00000000                0.00
        (b) Class A-2 Notes                                           0.00000000                0.00
        (c) Class A-3 Notes                                           0.00000000                0.00
        (d) Class A-4 Notes                                           0.00000000                0.00
        (e) Class A-5 Notes                                           0.00000000                0.00
        (f) Class A-6 Notes                                           2.30894672          203,187.31
        (g) Class A-7 Notes                                           5.11666667          291,650.00
        (h) Class A-8 Notes                                           5.19166667          441,291.67
        (i) Class A-9 Notes                                           5.26666667          321,266.67
        (j) Class A-10 Notes                                          5.30833333          345,041.67
                     Total Aggregate Interest on Notes                                                             1,602,437.31
        (k) Class B Certificates                                      5.45000000                                     244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                   No. of Contracts
                                                              -----------------------
1.   Amount of Stated Principal Collected                                               3,336,919.57
2.   Amount of Principal Prepayment Collected                                284        4,610,233.38
3.   Amount of Liquidated Contract                                            22          621,510.25
4.   Amount of Repurchased Contract                                            0                0.00

       Total Formula Principal Distribution Amount                                                                 8,568,663.20

5.   Principal Balance before giving effect to Principal Distribution                Pool Factor
                                                                                     -----------
        (a) Class A-1 Notes                                                           0.0000000                            0.00
        (b) Class A-2 Notes                                                           0.0000000                            0.00
        (c) Class A-3 Notes                                                           0.0000000                            0.00
        (d) Class A-4 Notes                                                           0.0000000                            0.00

        (e) Class A-5 Notes                                                           0.0000000                            0.00
        (f) Class A-6 Notes                                                           0.4519961                   39,775,656.39
        (g) Class A-7 Notes                                                           1.0000000                   57,000,000.00
        (h) Class A-8 Notes                                                           1.0000000                   85,000,000.00
        (i) Class A-9 Notes                                                           1.0000000                   61,000,000.00
        (j) Class A-10 Notes                                                          1.0000000                   65,000,000.00
        (k) Class B Certificates                                                      1.0000000                   44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                0.00
        (b) Class A-2 Notes                                                                                                0.00
        (c) Class A-3 Notes                                                                                                0.00
        (d) Class A-4 Notes                                                                                                0.00
        (e) Class A-5 Notes                                                                                                0.00
        (f) Class A-6 Notes                                                                                                0.00
        (g) Class A-7 Notes                                                                                                0.00
        (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                                0.00
        (j) Class A-10 Notes                                                                                               0.00
        (k) Class B Certificates                                                                                           0.00

                                                                   Cost per $1000
       7.   Principal Distribution                              -----------------------
        (a) Class A-1 Notes                                           0.00000000                                           0.00
        (b) Class A-2 Notes                                           0.00000000                                           0.00
        (c) Class A-3 Notes                                           0.00000000                                           0.00
        (d) Class A-4 Notes                                           0.00000000                                           0.00
        (e) Class A-5 Notes                                           0.00000000                                           0.00
        (f) Class A-6 Notes                                          97.37117273                                   8,568,663.20
        (g) Class A-7 Notes                                           0.00000000                                           0.00
        (h) Class A-8 Notes                                           0.00000000                                           0.00
        (i) Class A-9 Notes                                           0.00000000                                           0.00
        (j) Class A-10 Notes                                          0.00000000                                           0.00
        (k) Class B Certificates                                      0.00000000                                           0.00

8.   Principal Balance after giving effect to Principal Distribution                 Pool Factor
                                                                                     -----------
        (a) Class A-1 Notes                                                           0.0000000                            0.00
        (b) Class A-2 Notes                                                           0.0000000                            0.00
        (c) Class A-3 Notes                                                           0.0000000                            0.00
        (d) Class A-4 Notes                                                           0.0000000                            0.00
        (e) Class A-5 Notes                                                           0.0000000                            0.00
        (f) Class A-6 Notes                                                           0.3546249                   31,206,993.19
        (g) Class A-7 Notes                                                           1.0000000                   57,000,000.00
        (h) Class A-8 Notes                                                           1.0000000                   85,000,000.00
        (i) Class A-9 Notes                                                           1.0000000                   61,000,000.00
        (j) Class A-10 Notes                                                          1.0000000                   65,000,000.00
        (k) Class B Certificates                                                      1.0000000                   44,895,285.54


                                                                                        Aggregate
                 POOL DATA                                       No. of Contracts  Principal Balance
--------------------------------------------                     ----------------  ------------------
1.   Pool Stated Principal Balance as of         6/30/00              12,964          344,102,278.73

2.   Delinquency Information                                                                                   % Delinquent
                                                                                                               ------------
              (a) 31-59 Days                                             100                2,328,997.87          0.677%
              (b) 60-89 Days                                              34                  850,312.94          0.247%
              (c) 90-119 Days                                             34                  752,715.77          0.219%
              (d) 120 Days +                                              69                2,206,031.06          0.641%


3.   Contracts Repossessed during the Due Period                          19                 760,185.10

4.   Current Repossession Inventory                                       24               1,044,421.62

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables         22                 621,510.25
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                           302,293.16
                                                                                   --------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                319,217.09

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                 2,127,272.89

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)   736                                      11,001,674.14

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                         9.226%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
     Contracts                                                                                                          100.868



             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                                      1.429%
    (b)  Delinquency Percentage Trigger in effect ?                                          NO

2.  (a)  Average Net Loss Ratio                                              0.058%
    (b)  Net Loss Ratio Trigger in effect ?                                                  NO
    (c)  Net Loss Ratio (using ending Pool Balance)                          0.094%

3.  (a)  Servicer Replacement Percentage                                     0.068%
    (b)  Servicer Replacement Trigger in effect ?                                            NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                          146,946.23

2.   Servicer Advances                                                                                               220,293.61

3.    (a)  Opening Balance of the Reserve Account                                                                  8,973,952.86
      (b)  Deposits to the Reserve Account                                                     312,546.24
      (c)  Investment Earnings in the Reserve Account                                           46,994.27
      (d)  Distribution from the Reserve Account                                              (359,540.51)
      (e)  Ending Balance of the Reserve Account                                                                   8,973,952.86

4.   Specified Reserve Account Balance                                                                             8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                  395,569.44
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                       126,978.76
      (c)  Investment Earnings in the Pay-Ahead Account                                              0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                     (122,968.97)
      (e)  Ending Balance in the Pay-Ahead Account                                                                   399,579.23
